NEWS RELEASE

CONE Midstream Reports Fourth Quarter and Full Year 2016 Results and Announces 2017 Guidance

CANONSBURG, PA (February 16, 2017) — CONE Midstream Partners LP (NYSE:CNNX) (“CONE Midstream” or the “Partnership”) today reported financial and operational results for the three months and the full year ending December 31, 2016.(1) The Partnership also announced financial guidance for 2017.
Fourth Quarter Results
Highlights of fourth quarter 2016 results attributable to the Partnership as compared to the fourth quarter of 2015 include:

•	Net income of $24.8 million as compared to $22.5 million

•	Average daily throughput volumes of 933 billion Btu per day (BBtu/d) as compared to 760 BBtu/d

•	Net cash provided by operating activities of $37.2 million as compared to $16.7 million

•	Adjusted EBITDA(2) of $29.1 million as compared to $25.2 million

•	Distributable cash flow (DCF)(2) of $24.7 million as compared to $22.4 million

•	Cash distribution coverage(2) of 1.37x on an as declared basis

Full Year 2016 Results
Highlights of full year 2016 results attributable to the Partnership as compared to full year 2015 include:

•	Net income of $96.5 million as compared to $71.2 million

•	Net cash provided by operating activities of $160.1 million as compared to $116.0 million

•	Adjusted EBITDA(2) of $110.5 million as compared to $80.3 million

•	Distributable cash flow (DCF)(2) of $96.2 million as compared to $70.9 million
Management Comment
"Our fourth quarter capped another year of growth and strong financial and operating performance for CONE Midstream," said John T. Lewis, Chief Executive Officer of CONE Midstream GP LLC (the "General Partner"). "For the full year 2016, CNNX reported a 35% increase in net income, a 38% increase in net cash provided by operating activities, a 38% increase in Adjusted EBITDA over 2015 results, and distributable cash flow for the year grew by 36%. Our cash distribution with respect to the fourth quarter of $0.2724 per unit represents a 15.3% increase over the distribution paid with respect to the fourth quarter of 2015.
"In addition, the quarter saw two significant events for CONE," continued Mr. Lewis. "We completed the acquisition of the remaining interest in the Anchor Systems, which will provide additional support for distribution growth for the future. Also, our Sponsors announced and closed a transaction to separate their upstream joint venture, allowing each Sponsor to have more flexibility in the timing and pace of development."
Quarterly Distribution
As previously announced, the Board of Directors of the General Partner declared a quarterly cash distribution of $0.2724 per unit with respect to the fourth quarter of 2016. The distribution payment was made on February 14, 2017 to unitholders of record on February 6, 2017. The distribution, which equates to an annual rate of $1.0896 per unit, represents an increase of 3.6% over the third quarter of 2016 and an increase of 15.3% over the distribution paid with respect to the fourth quarter of 2015.
Capital Investment and Resources
CONE Midstream's allocated fourth quarter 2016 share of investment in expansion projects was $4.8 million. Total expansion capital investment at the three development companies in which CONE Midstream holds controlling interests was $4.9 million. CONE Midstream's respective share of maintenance capital expenditures for the three development companies for fourth quarter 2016 was $3.8 million. Maintenance capital expenditures in the aggregate for the development companies in which CONE Midstream holds controlling interests totaled $5.3 million.
As of December 31, 2016, CONE Midstream had outstanding borrowings of $167 million under its $250 million revolving credit facility.
2017 Guidance
Based on current expectations, management is providing the following guidance for 2017. Full year 2017 Adjusted EBITDA(2) attributable to the Partnership is expected to be in the range of $128 to $138 million and full year distributable cash flow(2) attributable to the Partnership is expected to be in the range of $105 to $115 million. Management currently anticipates that 2017 capital expenditures attributable to the Partnership will be in the range of $65 to $75 million, of which approximately $17 to $18 million will be for maintenance capital.
CONE Midstream’s financial guidance is based on numerous assumptions about future events and conditions and, therefore, could vary materially from actual results. These estimates, including capital expenditure plans, are meant to provide guidance only and are subject to revision for acquisitions or operating environment changes.
Fourth Quarter and Full Year 2016 Financial and Operational Results Conference Call
A conference call and webcast, during which management will discuss fourth quarter and full year 2016 financial and operational results and guidance for 2017, is scheduled for February 16, 2017 at 11:00 a.m. Eastern Time. Prepared remarks by members of management will be followed by a question and answer period. Interested parties may listen via webcast at http://services.choruscall.com/links/cnnx170216.html. Participants who would like to ask questions may join the conference by phone at 888-349-0097 (international 412-902-0126) five to ten minutes prior to the scheduled start time (reference the CONE Midstream call). An on-demand replay of the webcast will be also be available at http://services.choruscall.com/links/cnnx170216.html shortly after the conclusion of the conference call. A telephonic replay will be available through March 2, 2017 by dialing 877-344-7529 (international: 412-317-0088) and using the conference playback number 10099756.
_______________

(1)
Unless otherwise indicated, the reporting measures included in this news release reflect the unallocated total activity of the three development companies that have been jointly owned by the Partnership and CONE Gathering LLC (“CONE Gathering”) since completion of the Partnership’s initial public offering ("IPO") in September 2014. Effective November 16, 2016, the Partnership acquired the remaining 25% controlling interest in the Anchor Systems, which brought its controlling interest in that system to 100%.  The Partnership's current financial interests in the development companies are: 100% in the Anchor Systems, 5% in the Growth Systems, and 5% in the Additional Systems. Because the Partnership owns a controlling interest in each of the three development companies, it fully consolidates their financial results. CONE Gathering is a midstream joint venture formed by CONSOL Energy Inc. and Noble Energy, Inc. that continues to own noncontrolling interests in two of the Partnership’s development companies.

(2)
Adjusted EBITDA, DCF and cash distribution coverage are not Generally Accepted Accounting Principles (“GAAP”) measures. Definitions and reconciliations of these non-GAAP measures to their nearest comparable GAAP reporting measures appear in the financial tables which follow.

Contact:	Stephen R. Milbourne
CONE Investor Relations

Phone:	724-485-4408

Email:	smilbourne@conemidstream.com
* * * * *
CONE Midstream Partners is a master limited partnership formed by CONSOL Energy Inc. (NYSE: CNX) and Noble Energy, Inc. (NYSE: NBL), referred to as our Sponsors, to own, operate, develop and acquire natural gas gathering and other midstream energy assets to service our Sponsors' production in the Marcellus Shale in Pennsylvania and West Virginia. Our assets include natural gas gathering pipelines and compression and dehydration facilities, as well as condensate gathering, collection, separation and stabilization facilities.
* * * * *
This press release is intended to be a qualified notice to nominees as provided for under Treasury Regulation Section 1.1446-4(b). Brokers and nominees should treat one hundred percent (100.0%) of CONE Midstream’s distributions to non-U.S. investors as being attributed to income that is effectively connected with a United States trade or business. Accordingly, CONE Midstream's distributions to non-U.S. investors are subject to federal income tax withholding at the highest applicable effective tax rate. Nominees, and not CONE Midstream, are treated as withholding agents responsible for withholding on the distributions received by them on behalf of foreign investors.
* * * * *
This press release contains forward-looking statements within the meaning of the federal securities laws. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words "will," "believe," "expect," "anticipate," "intend," "estimate" and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on forward-looking statements. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, and there can be no assurance that actual outcomes and results will not differ materially from those expected by our management. You should not place undue reliance on forward-looking statements.
Although forward-looking statements reflect our good faith beliefs at the time they are made, they involve known and unknown risks, uncertainties and other factors. For more information concerning factors that could cause actual results to differ materially from those conveyed in the forward-looking statements, including, among others, that our business plans may change as circumstances warrant, please refer to the "Risk Factors" and "Forward-Looking Statements" sections of our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law.

CONE MIDSTREAM PARTNERS LP
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per unit data)
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Revenue
Gathering revenue — related party	$57,827	$58,785	$239,211	$203,423
Total Revenue	57,827	58,785	239,211	203,423

Expenses
Operating expense — third party	6,084	6,781	30,405	28,987
Operating expense — related party	7,140	7,858	29,771	29,937
General and administrative expense — third party	1,978	911	5,174	4,444
General and administrative expense — related party	4,135	2,251	10,656	8,636
Pipe revaluation	—	—	10,083	—
Depreciation expense	5,818	4,623	21,201	15,053
Interest expense	694	565	1,799	835
Total Expense	25,849	22,989	109,089	87,892
Net Income	31,978	35,796	130,122	115,531
Less: Net income attributable to noncontrolling interest	7,130	13,330	33,636	44,284
Net Income Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$24,848	$22,466	$96,486	$71,247

Calculation of Limited Partner Interest in Net Income:
Net Income Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$24,848	$22,466	$96,486	$71,247
Less: General partner interest in net income, including incentive distribution rights	1,093	449	2,526	1,425
Limited partner interest in net income	$23,755	$22,017	$93,960	$69,822

Net income per limited partner unit - Basic	$0.38	$0.38	$1.59	$1.20
Net Income per limited partner unit - Diluted	$0.38	$0.38	$1.58	$1.20

Limited partner unit outstanding - Basic	61,799	58,326	59,207	58,326
Limited partner unit outstanding - Diluted	61,911	58,337	59,289	58,340

CONE MIDSTREAM PARTNERS LP
CONSOLIDATED BALANCE SHEETS
(in thousands, except number of units)

	(Unaudited)
	December 31, 2016	December 31, 2015
ASSETS
Current Assets:
Cash	$6,421	$217
Receivables — related party	22,434	36,418
Inventory	—	18,916
Other current assets	2,181	2,037
Total Current Assets	31,036	57,588
Property and Equipment:
Property and equipment	930,732	897,918
Less — accumulated depreciation	52,172	31,609
Property and Equipment — Net	878,560	866,309
Other assets	8,961	528
TOTAL ASSETS	$918,557	$924,425

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$18,007	$46,155
Accounts payable — related party	8,289	1,628
Total Current Liabilities	26,296	47,783
Other Liabilities:
Revolving credit facility	167,000	73,500
Total Liabilities	193,296	121,283
Partners' Capital:
Common units - (34,363,371 units issued and outstanding at December 31, 2016 and 29,163,121 units issued and outstanding at December 31, 2015)	418,352	399,399
Subordinated units (29,163,121 units issued and outstanding at December 31, 2016 and 2015)	(65,986)	(82,900)
General partner interest	(2,311)	(3,389)
Partners' capital attributable to CONE Midstream Partners LP	350,055	313,110
Noncontrolling interest	375,206	490,032
Total Partners' Capital	725,261	803,142
TOTAL LIABILITIES AND PARTNERS' CAPITAL	$918,557	$924,425

CONE MIDSTREAM PARTNERS LP
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2016	2015
	(Unaudited)
Cash Flows from Operating Activities:
Net Income	$130,122	$115,531
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense and amortization of debt issuance costs	21,364	15,217
Unit-based compensation	775	402
Pipe revaluation	10,083	—
Other	695	—
Changes in assets and liabilities:
Receivables — related party	7,265	(3,148)
Other current and non-current assets	(144)	(673)
Accounts payable	(16,691)	(10,954)
Accounts payable - related party	6,620	(358)
Net Cash Provided by Operating Activities	160,089	116,017

Cash Flows from Investing Activities:
Capital expenditures	(50,660)	(291,211)
Proceeds from sale of assets	5,332	—
Net Cash Used in Investing Activities	(45,328)	(291,211)

Cash Flows from Financing Activities:
Partner and noncontrolling interest holder activity	(2,344)	182,053
Quarterly distribution to unitholders	(59,690)	(52,094)
Net proceeds on revolving credit facility	93,500	42,200
Vested units withheld for unitholder taxes	(23)	—
Acquisition of remaining 25.0% noncontrolling interest in the Anchor Systems	(140,000)	—
Net Cash (Used In) Provided by Financing Activities	(108,557)	172,159

Net Increase (Decrease) in Cash	6,204	(3,035)
Cash at Beginning of Period	217	3,252
Cash at End of Period	$6,421	$217

CONE MIDSTREAM PARTNERS LP
SUPPLEMENTAL STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended December 31,
	2016	2015
Cash Flows from Operating Activities:
Net income	$31,978	$35,796
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense and amortization of debt issuance costs	5,857	4,664
Unit-based compensation	198	92
Other	115	—
Changes in assets and liabilities:
Receivables — related party	(2,146)	(2,046)
Other current and non-current assets	(750)	(1,133)
Accounts payable	(4,728)	(15,482)
Accounts payable — related party	6,627	(5,142)
Net Cash Provided by Operating Activities	37,151	16,749

Cash Flows from Investing Activities:
Capital expenditures	(10,194)	(58,261)
Proceeds from sale of assets	5,095	—
Net Cash Used in Investing Activities	(5,099)	(58,261)

Cash Flows from Financing Activities:
Partners and noncontrolling interest holders activity	—	37,093
Quarterly distribution to unitholders	(15,827)	(13,569)
Net proceeds on revolver credit facility	126,000	17,000
Acquisition of remaining 25.0% noncontrolling interest in the Anchor Systems	(140,000)	—
Net Cash (Used In) Provided By Financing Activities	(29,827)	40,524

Net Increase (Decrease) in Cash	2,225	(988)
Cash at Beginning of Period	4,196	1,205
Cash at End of Period	$6,421	$217

CONE MIDSTREAM PARTNERS LP
RECONCILIATION OF NET INCOME TO EBITDA AND DISTRIBUTABLE CASH FLOW
(in thousands)
(unaudited)

Definition of Non-GAAP Financial Measures
EBITDA and Adjusted EBITDA
We define EBITDA as net income (loss) before net interest expense, depreciation and amortization, and Adjusted EBITDA as EBITDA adjusted for non-cash items which should not be included in the calculation of distributable cash flow. EBITDA and Adjusted EBITDA are used as supplemental financial measures by management and by external users of our financial statements, such as investors, industry analysts, lenders and ratings agencies, to assess:

•	our operating performance as compared to those of other companies in the midstream energy industry, without regard to financing methods, historical cost basis or capital structure;

•	the ability of our assets to generate sufficient cash flow to make distributions to our partners;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.
We believe that the presentation of EBITDA and Adjusted EBITDA provides information that is useful to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to EBITDA and Adjusted EBITDA are net income and net cash provided by operating activities. EBITDA and Adjusted EBITDA should not be considered an alternative to net income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. EBITDA and Adjusted EBITDA exclude some, but not all, items that affect net income or net cash, and these measures may vary from those of other companies. As a result, EBITDA and Adjusted EBITDA as presented herein may not be comparable to similarly titled measures of other companies.
Distributable Cash Flow
We define distributable cash flow as Adjusted EBITDA less net income attributable to noncontrolling interest, net cash interest paid and maintenance capital expenditures. Distributable cash flow does not reflect changes in working capital balances.
Distributable cash flow is used as a supplemental financial measure by management and by external users of our financial statements, such as investors, industry analysts, lenders and ratings agencies, to assess:

•	the ability of our assets to generate cash sufficient to support our indebtedness and make future cash distributions to our unitholders; and

•	the attractiveness of capital projects and acquisitions and the overall rates of return on alternative investment opportunities.
We believe that the presentation of distributable cash flow in this release provides information useful to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to distributable cash flow are net income and net cash provided by operating activities. Distributable cash flow should not be considered an alternative to net income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Distributable cash flow excludes some, but not all, items that affect net income or net cash, and these measures may vary from those of other companies. As a result, our distributable cash flow may not be comparable to similarly titled measures of other companies.

CONE MIDSTREAM PARTNERS LP
RECONCILIATION OF NET INCOME AND NET CASH PROVIDED BY OPERATING ACTIVITIES TO ADJUSTED EBITDA AND DISTRIBUTABLE CASH FLOW
(in thousands)
(unaudited)

The following table presents a reconciliation of the non-GAAP measures Adjusted EBITDA and distributable cash flow with the most directly comparable GAAP financial measures of net income and net cash provided by operating activities.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Net Income	$31,978	$35,796	$130,122	$115,531
Depreciation expense	5,818	4,623	21,201	15,053
Interest expense	694	565	1,799	835
EBITDA	38,490	40,984	153,122	131,419
Non-cash unit-based compensation	198	92	775	402
Pipe revaluation	—	—	10,083	—
Adjusted EBITDA	38,688	41,076	163,980	131,821
Less:
Net income attributable to noncontrolling interest	7,130	13,330	33,636	44,284
Depreciation expense attributable to noncontrolling interest	2,313	2,246	9,597	6,799
Other expenses attributable to noncontrolling interest	100	331	621	428
Pipe revaluation attributable to noncontrolling interest	—	—	9,579	—
Adjusted EBITDA attributable to general and limited partner ownership interest in CONE Midstream Partners LP	$29,145	$25,169	$110,547	$80,310
Less: cash interest paid, net	628	234	1,310	407
Less: ongoing maintenance capital expenditures, net of expected reimbursements	3,837	2,554	13,071	8,984
Distributable Cash Flow	$24,680	$22,381	$96,166	$70,919

Net Cash Provided by Operating Activities	$37,151	$16,749	$160,089	$116,017
Interest expense	694	565	1,799	835
Pipe revaluation	—	—	10,083	—
Other, including changes in working capital	843	23,762	(7,991)	14,969
Adjusted EBITDA	38,688	41,076	163,980	131,821
Less:
Net income attributable to noncontrolling interest	7,130	13,330	33,636	44,284
Depreciation expense attributable to noncontrolling interest	2,313	2,246	9,597	6,799
Other expenses attributable to noncontrolling interest	100	331	621	428
Pipe revaluation attributable to noncontrolling interest	—	—	9,579	—
Adjusted EBITDA attributable to general and limited partner ownership interest in CONE Midstream Partners LP	$29,145	$25,169	$110,547	$80,310
Less: cash interest paid, net	628	234	1,310	407
Less: ongoing maintenance capital expenditures, net of expected reimbursements	3,837	2,554	13,071	8,984
Distributable Cash Flow	$24,680	$22,381	$96,166	$70,919

The following table presents a reconciliation of the non-GAAP measures Adjusted EBITDA and distributable cash flow by quarter and for the most recently completed twelve month period with the most directly comparable GAAP financial measures, which are net income and net cash provided by operating activities.

(unaudited)	Q1 2016		Q2 2016		Q3 2016		Q4 2016		Twelve Months Ended December 31, 2016
Net Income	$37,295		$24,468		$36,381		$31,978		$130,122
Depreciation expense	4,839		5,152		5,392		5,818		21,201
Interest expense	419		381		305		694		1,799
EBITDA	42,553		30,001		42,078		38,490		153,122
Non-cash unit-based compensation expense	136		219		222		198		775
Pipe revaluation	—		10,083		—		—		10,083
Adjusted EBITDA	42,689		40,303		42,300		38,688		163,980
Less:
Net income attributable to noncontrolling interest	12,505		1,251		12,750		7,130		33,636
Depreciation expenses attributable to noncontrolling interest	2,286		2,409		2,589		2,313		9,597
Other expenses attributable to noncontrolling interest	189		127		205		100		621
Pipe revaluation attributable to noncontrolling interest	—		9,579		—		—		9,579
Adjusted EBITDA Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$27,709		$26,937		$26,756		$29,145		$110,547
Less: cash interest paid, net	230		254		198		628		1,310
Less: ongoing maintenance capital expenditures, net of expected reimbursements	2,839		3,112		3,283		3,837		13,071
Distributable Cash Flow	$24,640		$23,571		$23,275		$24,680		$96,166

Net Cash Provided by Operating Activities	$41,180		$41,777		$39,981		$37,151		$160,089
Interest expense	419		381		305		694		1,799
Pipe revaluation	—		10,083		—		—		10,083
Other, including changes in working capital	1,090		(11,938)		2,014		843		(7,991)
Adjusted EBITDA	42,689		40,303		42,300		38,688		163,980
Less:
Net income attributable to noncontrolling interest	12,505		1,251		12,750		7,130		33,636
Depreciation expense attributable to noncontrolling interest	2,286		2,409		2,589		2,313		9,597
Other expenses attributable to noncontrolling interest	189		127		205		100		621
Pipe revaluation attributable to noncontrolling interest	—		9,579		—		—		9,579
Adjusted EBITDA Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$27,709		$26,937		$26,756		$29,145		$110,547
Less: cash interest paid, net	230		254		198		628		1,310
Less: ongoing maintenance capital expenditures, net of expected reimbursements	2,839		3,112		3,283		3,837		13,071
Distributable Cash Flow	$24,640		$23,571		$23,275		$24,680		$96,166
Distributions Declared	$14,591		$15,209		$15,827		$18,004		$63,631
Distribution Coverage Ratio - Declared	1.69	x	1.55	x	1.47	x	1.37	x	1.51	x

Distributable Cash Flow	$24,640		$23,571		$23,275		$24,680		$96,166
Distributions Paid	$14,062		$14,591		$15,209		$15,827		$59,689
Distribution Coverage Ratio - Paid	1.75	x	1.62	x	1.53	x	1.56	x	1.61	x

Development Companies Jointly Owned by CONE Gathering LLC and CONE Midstream Partners LP
Operating Income Summary, Selected Operating Statistics and Capital Investment
(in thousands)
(unaudited)

	Three Months Ended December 31, 2016
	Development Company
	Anchor	Growth	Additional	TOTAL
Income Summary
Revenue	$48,728	$2,173	$6,926	$57,827
Expenses	20,013	1,593	4,243	25,849
Net Income	28,715	580	2,683	31,978
Less: Net income attributable to noncontrolling interest	4,030	551	2,549	7,130
Net Income Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$24,685	$29	$134	$24,848

Operating Statistics - Gathered Volumes
Dry gas (BBtu/d)	665	59	26	750
Wet gas (BBtu/d)	387	5	155	547
Condensate (Bcfe/d)	4	—	4	8
Total Gathered Volumes	1,056	64	185	1,305

Total Volumes Net to CONE Midstream Partners LP	921	3	9	933

Capital Investment
Maintenance capital	$4,328	$271	$715	$5,314
Expansion capital	5,696	125	(941)	4,880
Total Capital Investment	$10,024	$396	$(226)	$10,194

Capital Investment Net to CONE Midstream Partners LP
Maintenance capital	$3,787	$14	$36	$3,837
Expansion capital	4,803	6	(47)	4,762
Total Capital Investment Net to CONE Midstream Partners LP	$8,590	$20	$(11)	$8,599

Development Companies Jointly Owned by CONE Gathering LLC and CONE Midstream Partners LP
Operating Income Summary, Selected Operating Statistics and Capital Investment
(in thousands)
(unaudited)

	Three Months Ended December 31, 2015
	Development Company
	Anchor	Growth	Additional	TOTAL
Income Summary
Revenue	$46,063	$3,080	$9,642	$58,785
Expenses	16,525	1,546	4,918	22,989
Net Income	29,538	1,534	4,724	35,796
Less: Net income attributable to noncontrolling interest	7,385	1,457	4,488	13,330
Net Income Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$22,153	$77	$236	$22,466

Operating Statistics - Gathered Volumes
Dry gas (BBtu/d)	614	73	11	698
Wet gas (BBtu/d)	372	8	196	576
Condensate (Bcfe/d)	7	—	10	17
Total Gathered Volumes	993	81	217	1,291

Total Volumes Net to CONE Midstream Partners LP	745	4	11	760

Capital Investment
Maintenance capital	$3,333	$352	$725	$4,410
Expansion capital	29,034	188	24,629	53,851
Total Capital Investment	$32,367	$540	$25,354	$58,261

Capital Investment Net to CONE Midstream Partners LP
Maintenance capital	$2,500	$18	$36	$2,554
Expansion capital	21,776	9	1,231	23,016
Total Capital Investment Net to CONE Midstream Partners LP	$24,276	$27	$1,267	$25,570